Exhibit 10(b)



               Letterhead of Sutherland Asbill & Brennan LLP 1275
                            Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


STEPHEN E. ROTH
DIRECT LINE: 202.383.0158
Internet: sroth@sablaw.com


                                     August 4, 1999


VIA EDGARLINK

Board of Directors
Allstate Life Insurance Company
3100 Sanders Road
Northbrook, Illinois  60062

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the SelectDirections Variable Annuity Prospectus filed as part of Post-Effective Amendment No. 1 to the registration statement on Form N-4 for Allstate Financial Advisors Separate Account 1 (File No. 333-77605). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                  Very truly yours,

                                  Sutherland Asbill & Brennan LLP



                                 By:      /s/ Stephen E. Roth
                                          --------------------
                                          Stephen E. Roth